The American Funds Group(r)

Capital World Growth and Income Fund
2000 Annual Report for the Year Ended November 30

A Measure of Value
[photographs of various country flags over a superimposed image of a balance scale]


Capital World Growth and Income Fund(sm) is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Capital World Growth and Income Fund seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

RESULTS AT A GLANCE
(as of 11/30/00, with all distributions reinvested)

                                             Average Annual Compound Returns

                                             1 Year      5 Years      Lifetime      Lifetime
                                                                      since         Total
                                                                      3/26/93       Return

Capital World Growth and Income Fund         +6.4%       +16.1%       +15.8%        +209.2%

Morgan Stanley Capital International         -7.4        +12.8        +13.3         +160.7
(MSCI) World Index

Lipper Global Funds Average                  -3.4        +13.2        +12.2         +141.8


The MSCI World Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It measures 22 of the world's major stock markets, including the U.S.

The Lipper Global Funds Average consists of funds that invest at least 25% of their portfolios in securities traded outside of the United States. Lipper averages do not reflect the effects of sales charges.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on $1,000 investment with all distributions reinvested for periods ended December 31, 2000 (the most recent calendar quarter):

                                                        1 Year      5 Years      Lifetime

CLASS A SHARES

reflecting 5.75% maximum sales charge                   -4.4%       +15.2%       +15.4%



                                                        3/15 - 12/31/00

CLASS B SHARES

reflecting 5% maximum contingent deferred               -4.0%*      -            -
sales charge (CDSC) (payable only if shares
are sold)

not reflecting CDSC                                     +0.5%*      -            -


*Class B shares were not offered before March 15, 2000. Results are total returns and are not annualized.

The fund's 30-day yield as of December 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 2.21% for Class A shares.

Please see back cover for important information about Class A and Class B shares.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.




FELLOW SHAREHOLDERS:

During the past fiscal year, many U.S. investors in international stock markets experienced declines in the value of their holdings, led by a global downturn in technology stocks and weaker foreign currency valuations. Against this backdrop, we are pleased to report that Capital World Growth and Income Fund posted a positive total return of 6.4% for the twelve months ended November 30. This return assumes you reinvested your quarterly dividends totaling 57.5 cents a share and two capital gain distributions totaling $1.98 a share.

By comparison, the unmanaged Morgan Stanley Capital International (MSCI) World Index, which measures 22 major markets including the United States, recorded a decline of 7.4% with all distributions reinvested. Similarly, the average global stock fund as measured by Lipper Inc. reported a negative 3.4% total return over the same period.

These negative returns attest to the difficult environment many investors faced this past year. Nonetheless, select markets and industries defied the trends and posted solid gains. Your fund benefited from a balance of companies with good growth prospects and attractive dividends.


THE YEAR IN REVIEW

The fund's fiscal year began with many stock markets soaring, fueled by a robust U.S. economy. Technology, Internet and telecommunications stocks, in particular, vaulted to ever-higher valuations. Yet, where some saw a mighty engine, others saw reasons for concern.

U.S. equity markets peaked in March, then plunged abruptly as fresh worries about inflation and rising interest rates replaced euphoria. The downturn in U.S. markets affected high-flying technology stocks most and also impacted overseas markets driven by technology gains. Cautious investors began to turn their attention toward more traditional businesses, such as energy sources, utilities, healthcare and consumer staples. These industries have often provided a safer haven during periods of market volatility.

During most of the spring and summer months, U.S. stocks struggled to regain lost ground as investors searched for signs of economic moderation and waning inflation. By early autumn, slower growth was clearly evident from government economic measures and revised corporate earnings forecasts. As company after company announced lower earnings and sales expectations, stock prices weakened further, flirting with new lows for the year by November. By the end of the fiscal period, the MSCI USA Index experienced a 12-month decline of 6.3%. Although U.S. investments constitute the largest country concentration in the fund's portfolio, totaling some 31% of net assets, this is significantly lower than the 52% weighting in the MSCI World Index.

While U.S. stock indexes weakened over the past year, the U.S. dollar strengthened against major currencies. The euro, in particular, declined dramatically (see chart below), which severely diminished returns for many U.S. investors in European markets. European holdings represent some 27% of the fund's net assets. Though most of the major stock markets posted solid positive returns in their local currencies, these gains vanished when translated into U.S. dollars. Italy alone among the major European markets managed to salvage strong positive returns in dollar terms, rising 11%.* France and the Netherlands were roughly flat for the period, while the German market fell 8.5% and Sweden slumped 9.2%.

[begin sidebar - chart]
EURO VERSUS DOLLAR

DATE           U.S.$

12/3/99        1.0017

12/10/99       1.0134

12/17/99       1.0087

12/24/99       1.0110

12/31/99       1.0062

1/7/00         1.0295

1/14/00        1.0122

1/21/00        1.0098

1/28/00        .9747

2/4/00         .9832

2/11/00        .9875

2/18/00        .9839

2/25/00        .9749

3/3/00         .9586

3/10/00        .9637

3/17/00        .9721

3/24/00        .9779

3/31/00        .9553

4/7/00         .9553

4/14/00        .9622

4/21/00        .9385

4/28/00        .9119

5/5/00         .8970

5/12/00        .9197

5/19/00        .8975

5/26/00        .9309

6/2/00         .9463

6/9/00         .9536

6/16/00        .9650

6/23/00        .9359

6/30/00        .9525

7/7/00         .9484

7/14/00        .9385

7/21/00        .9369

7/28/00        .9230

8/4/00         .9083

8/11/00        .9026

8/18/00        .9064

8/25/00        .9021

9/1/00         .8997

9/8/00         .8672

9/15/00        .8543

9/22/00        .8766

9/29/00        .8827

10/6/00        .8684

10/13/00       .8560

10/20/00       .8420

10/27/00       .8393

11/3/00        .8666

11/10/00       .8596

11/17/00       .8478

11/24/00       .8380

12/1/00        .8800


Source: Bloomberg.
[end sidebar - chart]

In the United Kingdom, market behavior more closely resembled that of the U.S., with stocks declining 1.7% in local currency terms. The British pound also weakened against the dollar, further reducing the return to -12.5% for U.S. investors. Approximately 11% of the fund's assets are invested in U.K. holdings, its second-largest country concentration.

[begin footnote]
*Country returns are based on MSCI indexes and expressed in U.S. dollar terms with gross dividends reinvested, unless otherwise indicated.
[end footnote]

Continued strong economic growth in Canada and Australia spurred those country indexes to double-digit gains in local currency terms. In fact, the domestic Canadian market rose 23.5%, posting one of the largest market gains for the period. The relentless strength of the U.S. dollar undercut those returns, however, leaving Canada up 18.4% for the period and pushing Australia into negative territory - down 7.2%. Together, these two countries are home to roughly 8% of the fund's assets.

Major markets in Asia were somewhat less impacted by currency valuations than their European counterparts. Nonetheless, most key indexes posted negative returns for the period as technology losses and domestic concerns weighed heavily on investor confidence. Japan ended the period nearly 19% lower, reversing much of the gain it posted in 1999. Roughly 8% of the fund's assets are invested in Japanese companies. Elsewhere, in Hong Kong and South Korea, a ripple effect from the downdraft in U.S. technology companies helped to push indexes lower for much of the year. The Hong Kong market lost 16%, while South Korea plunged nearly 50%.


COMPANIES, NOT COUNTRIES, DETERMINE OUR STRENGTH

Given the negative returns of so many global markets during this period, you may wonder how the fund's positive results were produced. To a large degree, the careful selection of individual companies by your portfolio counselors and research analysts contributed to this gain.

Moving against the tide in many markets, a number of the fund's top holdings actually recorded solid gains in share price, offsetting weaknesses in other areas of the portfolio. (See page 8 for a list of the top holdings in the fund.) Among the leaders were healthcare companies AstraZeneca and Elan Corp., whose stock prices rose 14% and 97%, respectively, over the period. Banks and financial companies constitute a significant portion of the fund's assets, and these businesses generally held up well. ING Groep, a diversified banking and insurance company based in the Netherlands, saw its share price increase 28%. Shell Canada, an oil and gas company, entered the fund's top ten holdings this year, with its share price rising some 21%.

To be sure, not all companies in your fund's portfolio produced such healthy gains. The worldwide sell-off in technology and telecommunication shares affected several large holdings in the fund's portfolio, including Telecom Italia, Telefonos de Mexico, and Vodafone. As we mentioned in our last report, Capital World Growth and Income Fund began to selectively reduce its exposure to the telecommunications sector early in the fiscal year, prior to market corrections. Many of your portfolio counselors believed that share prices had begun to exceed reasonable growth prospects - though the long-term outlook for these businesses remains favorable. By the end of the fiscal year, telecommunications companies (diversified and wireless) accounted for less than 10% of the fund's holdings, compared to more than 17% a year earlier.

Apart from stock selection, your fund benefited by increasing the percent of assets held in cash this past year. Your portfolio counselors elected to raise their cash positions, given the unsettled nature of many global markets. This strategy served to buffer the effects of declining share values; it also provides resources to acquire attractive new holdings as markets correct. Cash and equivalents totaled 12% of the fund's net assets at year-end, up from 5% the previous year.


A NOTE ON DIVIDENDS

As many shareholders in the fund already know, companies outside North America typically pay dividends annually or semi-annually, as opposed to quarterly, which is customary in the United States. As a result, dividends paid by the fund in September, December and March are generally smaller than those paid in June. For the twelve months ended November 30, Capital World Growth and Income Fund paid dividends totaling 57.5 cents a share on Class A shares. Class B shares, available since March 15, 2000, paid dividends totaling approximately
27.2 cents a share.


HINDSIGHT AND VISION

For many investors, 2000 will be remembered as the year in which the technology bubble burst. It was also a year in which many saw the value of their investments erode, especially those whose assets were matched to major equity indexes. Despite those declines, your portfolio counselors remain positive on the long-term outlook for global markets and for the vast majority of the companies held by your fund. The fund's advisers, with decades of investment experience, know only too well that markets rise and fall; yet over time, a diversified portfolio of wisely chosen investments will generally increase in value, rewarding the patient investor. At American Funds, we have always maintained a long-term view, and we urge you to do the same.

Capital World Growth and Income Fund strives to provide income as well as growth for its shareholders by investing in well-managed, dividend-paying companies around the world. Income can help to smooth out the bumps in choppy markets; the growth and income combination forms a credible long-term investment strategy that has rewarded cautious investors. We believe that the resilience of Capital World Growth and Income Fund over this past year once again illustrates the value of these objectives.

On the following pages, we take a closer look at the MSCI World Index, which serves as a benchmark for your fund. We also explore important differences between your fund and indexes.

We look forward to reporting to you again in six months, and we appreciate your ongoing support.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Gina H. Despres
Gina H. Despres
President

January 18, 2001


[begin sidebar]
THE VALUE OF A LONG-TERM PERSPECTIVE
HOW A $10,000 INVESTMENT HAS GROWN SINCE MARCH 26, 1993

[begin mountain chart]
$29,141 /1/,/2/
Capital World Growth
and Income Fund
with dividends reinvested

$26,067
Morgan Stanley Capital
International World Index
with dividends reinvested

$24,016 /1/,/2/
Capital World Growth
and Income Fund
with dividends excluded

$12,124 /3/
U.S. Consumer
Price Index (inflation)

$10,000
original investment

DATE         CAPITAL               MORGAN STANLEY          CAPITAL WORLD       U.S.               ORIGINAL
             WORLD GROWTH          CAPITAL                 GROWTH AND          CONSUMER           INVESTMENT
             AND INCOME            INTERNATIONAL           INCOME FUND         PRICE
             FUND with             WORLD INDEX             with dividends      INDEX
             dividends             with dividends          excluded/1/,/2/     (INFLATION)/3/
             reinvested/1/,/2/     reinvested

3/26/93      $9,425                $10,000                 $9,425              $10,000            $10,000

5/31/93*     $9,719                $10,837                 $9,719              $10,042            $10,000

8/31/93      $10,401               $11,475                 $10,313             $10,084            $10,000

11/30/93     $10,782               $10,924                 $10,625             $10,153            $10,000

2/28/94      $11,615               $12,062                 $11,388             $10,216            $10,000

5/31/94      $11,315               $11,936                 $11,044             $10,272            $10,000

8/31/94      $12,038               $12,501                 $11,656             $10,376            $10,000

11/30/94     $11,592               $11,982                 $11,131             $10,425            $10,000

2/28/95      $11,860               $12,097                 $11,293             $10,508            $10,000

5/31/95      $12,788               $13,242                 $12,094             $10,599            $10,000

8/31/95      $13,412               $13,598                 $12,558             $10,648            $10,000

11/30/95     $13,841               $14,260                 $12,850             $10,696            $10,000

2/29/96      $14,700               $15,042                 $13,553             $10,787            $10,000

5/31/96      $15,326               $15,673                 $14,031             $10,905            $10,000

8/31/96      $15,414               $15,379                 $13,947             $10,954            $10,000

11/30/96     $17,118               $17,004                 $15,362             $11,045            $10,000

2/28/97      $17,848               $17,136                 $15,936             $11,114            $10,000

5/31/97      $18,908               $18,427                 $16,782             $11,149            $10,000

8/31/97      $19,755               $18,892                 $17,380             $11,198            $10,000

11/30/97     $19,917               $19,212                 $17,414             $11,247            $10,000

2/28/98      $21,881               $21,351                 $19,050             $11,274            $10,000

5/31/98      $22,801               $22,198                 $19,763             $11,337            $10,000

8/31/98      $19,884               $19,671                 $17,104             $11,379            $10,000

11/30/98     $23,007               $23,138                 $19,676             $11,421            $10,000

2/28/99      $23,904               $24,151                 $20,375             $11,455            $10,000

5/31/99      $25,004               $25,203                 $21,214             $11,574            $10,000

8/31/99      $26,176               $26,263                 $22,063             $11,636            $10,000

11/30/99     $27,396               $28,141                 $23,014             $11,720            $10,000

2/29/00      $29,907               $28,765                 $25,027             $11,825            $10,000

5/31/00      $30,124               $28,718                 $25,119             $11,943            $10,000

8/31/00      $31,516               $29,799                 $26,121             $12,033            $10,000

11/30/00     $29,141               $26,067                 $24,016             $12,124            $10,000

[end mountain chart]


AVERAGE ANNUAL COMPOUND RETURNS /4/

                                periods ended 11/30/00

Lifetime (since 3/26/93)        +14.94%
Five Years                      +14.69%
One Year                        +0.26%

*   For the period March 26 through May 31, 1993.
/1/ Results calculated with capital gains reinvested.
/2/ This number, unlike those shown earlier in this report, reflects payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. Results shown do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $25,000 or more.
/3/ Computed from data supplied by the US Department of Labor, Bureau of Labor
    Statistics.
/4/ Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.

THE INDEXES ARE UNMANAGED AND DO NOT REFLECT THE EFFECTS OF SALES CHARGES, COMMISSIONS OR EXPENSES. PAST RESULTS ARE NOT PREDICTIVE OF FUTURE RESULTS. [end sidebar]



A MEASURE OF VALUE
Stock indexes are useful yardsticks for measuring investment progress. Ultimately, however, they are no substitute for a long-term investment strategy.

[Begin Sidebar]
MARKET INDEXES
Plotted monthly for the period
November 30, 1999 to November 30, 2000

MSCI WORLD
P/E: 26.2 Yield: 1.5%

11/30/1999       1316

12/31/1999       1421

1/31/2000        1338

2/29/2000        1341

3/31/2000        1432

4/30/2000        1370

5/31/2000        1334

6/30/2000        1378

7/31/2000        1338

8/31/2000        1380

9/30/2000        1305

10/31/2000       1282

11/30/2000       1204



MSCI EUROPE
P/E: 23.0 Yield: 1.9%

11/30/1999        1385

12/31/1999        1523

1/31/2000         1415

2/29/2000         1488

3/31/2000         1522

4/30/2000         1453

5/31/2000         1439

6/30/2000         1469

7/31/2000         1444

8/31/2000         1425

9/30/2000         1357

10/31/2000        1345

11/30/2000        1291



MSCI USA
P/E: 26.5 Yield: 1.3%

11/30/1999         1353

12/31/1999         1446

1/31/2000          1367

2/29/2000          1333

3/31/2000          1465

4/30/2000          1416

5/31/2000          1378

6/30/2000          1409

7/31/2000          1383

8/31/2000          1453

9/30/2000          1373

10/31/2000         1362

11/30/2000         1253



MSCI JAPAN
P/E: 75.7 Yield: 0.8%

11/30/1999         3364

12/31/1999         3571

1/31/2000          3415

2/29/2000          3325

3/31/2000          3598

4/30/2000          3326

5/31/2000          3155

6/30/2000          3371

7/31/2000          2981

8/31/2000          3173

9/30/2000          3014

10/31/2000         2838

11/30/2000         2719



MSCI ASIA (EXCLUDING JAPAN)
P/E: 12.4 Yield: 1.9%

11/30/1999         308

12/31/1999         332

1/31/2000          330

2/29/2000          323

3/31/2000          330

4/30/2000          299

5/31/2000          273

6/30/2000          287

7/31/2000          274

8/31/2000          272

9/30/2000          240

10/31/2000         221

11/30/2000         212


All P/E and yield ratios are averages
for each index as of 11/30/00.
P/E = Price/earnings per share.
Yield = Dividend/price per share.
Data based on U.S. dollars.
[End Sidebar]


"HOW DID THE STOCK MARKET DO TODAY?"
[photograph of a balance scale]

That frequently asked question is usually answered by referring to an index. The evening news may report that the Dow rose or the Nasdaq faltered; the morning newspaper may headline the latest level of the S&P 500.

For many investors, stock indexes can be helpful tools for monitoring market movements and for evaluating investment returns. Yet every index is fundamentally different, measuring a distinct market or segment of a market, and most indexes have certain shortcomings that make them less than fully reflective of the markets they measure. The Nasdaq Composite Index, the Dow Jones Industrial Average, or Standard & Poor's 500 Stock Composite Index may be useful proxies for certain segments of the U.S. stock market, but they are hardly representative of global portfolios. The broad international scope of Capital World Growth and Income Fund requires a similarly broad global benchmark - the Morgan Stanley Capital International (MSCI) World Index.

On the following pages, we present a basic explanation of the MSCI World Index
- its origin, what it measures and how it changes. More importantly, we discuss the distinctions between the index and your fund, and how active management can make a difference over the long term.

[Begin Sidebar]
A CAPITAL IDEA

The MSCI World Index is the leading global benchmark for international investors. "What most people may not realize is that this index shares an ancestry with our fund," notes Stephen Bepler, a portfolio counselor for Capital World Growth and Income Fund. Capital Research and Management Company
(CRMC), investment adviser to your fund and the rest of the American Funds, has been investing globally for more than four decades. It was a pioneer among U.S. firms seeking international investment opportunities; it is also the grandfather of the MSCI family of indexes.

In the 1960s, CRMC sought to identify a reliable measure to track its growing global investment portfolio, but none existed. CRMC then elected to develop a comprehensive global benchmark, utilizing Capital's research skills and methodologies. In 1969, Capital International (an affiliate of CRMC) launched the Capital International Indices, which provided a single source of information about the investment universe in international equities and several benchmark indexes for overseas markets. The World Index, which now includes 22 individual country measures, emerged one year later. The indexes became extremely popular among investors seeking international opportunities, and the index business grew steadily over the next decade.

By 1985, Capital International created a special subsidiary, Capital International Perspective, to operate the burgeoning indexes and related publications businesses separately from its investment management activities. One year later, Morgan Stanley, the international investment banking and securities brokerage firm, acquired a stake in Capital International World Indices, and the business name was changed to Morgan Stanley Capital International (MSCI). In 1998, Morgan Stanley Dean Witter became the majority owner of MSCI, with Capital International retaining a minority stake. Despite the changes in name and ownership, MSCI remains an independent entity, with full responsibility for the methodology and composition of data used in the indexes.
[End Sidebar]


A SIZABLE SAMPLING OF WORLD MARKETS: HOW THE WORLD INDEX WORKS

The MSCI World Index is a measure of the value of select, publicly listed companies meant to represent the major industries of developed markets throughout the world. According to Everet-Jan Ten Brundel, a vice president of MSCI, "the World Index is constructed in building block fashion, that is, largely composed of country indexes that represent each developed market." At the country level, each market is evaluated separately to ascertain which industries best depict the various companies trading in that market. MSCI identifies some 38 industry groups, which are used to classify companies throughout the world. Companies that best represent the primary industries within each market are then selected for inclusion in the index. The market capitalization of each industry group and of each company is an important determining factor in the selection process. A company's market capitalization consists of its stock price mulitiplied by the number of its shares. Those companies with a bigger capitalization are given greater weight in the index than smaller companies.

[photograph of ticker tape]


[begin sidebar - pie chart]
MSCI WORLD INDEX COUNTRY WEIGHTINGS
Percent by country as of 11/30/00

THE AMERICAS                   54.2%

United States                  51.7

Canada                         2.5



EUROPE                         31.5%

United Kingdom                 9.4

France                         5.1

Germany                        3.8

Switzerland                    3.1

Netherlands                    2.6

Italy                          2.2

Spain                          1.3

Finland                        1.3

Sweden                         1.2

Denmark                        .4

Belgium                        .4

Portugal                       .2

Ireland                        .2

Norway                         .2

Austria                        .1



ASIA/PACIFIC                   14.3%

Japan                          11.6

Australia                      1.2

Hong Kong                      .9

Singapore                      .5

New Zealand                    .1

[end sidebar - pie chart]

[Begin Pull Quote]
"An index is like a rear view mirror - a view to the past. It is not forward looking."
[End Pull Quote]

The combined market capitalization of the companies selected represents roughly 60% of the aggregate market value of the stock exchanges of these countries. In this regard, the MSCI World Index combines elements of an "all share" and a "blue chip" index; in other words, it conveys a broad representation of its covered markets, but with a bias toward larger companies. At present, approximately 1,330 companies listed on the stock exchanges of 22 developed markets are included in the World Index. The table at left lists these countries and their respective weighting in the World Index.

From the very beginning, the World Index sought to replicate a cross section of equity markets that U.S. investors could actually invest in. For this reason, companies with good liquidity and sufficient free float (the percentage of a company's shares available to investors in the public stock markets) are selected for inclusion in the index. "We want the index to depict an investable universe of stocks," explains Mr. Ten Brundel. The returns for all country indexes and the World Index are also converted into U.S. dollars, giving U.S. investors a familiar reference.


MARKETS CHANGE, SO DO MEASURES

Because the U.S. dollar is the common denominator for the World Index, currency valuations play a significant role in determining the make-up of the index. Major fluctuations in the value of the dollar against other currencies not only impact returns for U.S. investors, but may also alter the weightings of some companies and countries in the index. U.S. equities accounted for about 40% of the World Index in early 1993, when your fund was launched. In recent years, the strength of the dollar has contributed to a greater weighting of the U.S. market - now at nearly 52% of the World Index. More importantly, the extraordinary gains of U.S. stocks over the past decade boosted the weighting, as well.

[Begin Sidebar]
Index choices differ from our investment choices: One is a matter of judging weight, the other a matter of judging worth.
[End Sidebar]

[photograph of various country flags]

By contrast, U.S. equities represent only 31% of your fund's holdings. (The table at right shows where the fund's assets were invested.) Significantly, your fund may not invest more than 40% of its assets in any one country and has rarely approached that ceiling. This limit serves to promote true global diversification and to protect shareholders from a major downturn in any single market. Moreover, neither your fund nor any of the other funds in the American Funds family are based on indexing. Our investment criteria are wholly different from criteria used to construct an index.


COMMON ROOTS, UNCOMMON GOALS

The MSCI World Index and Capital World Growth and Income Fund may share the same family tree, yet they branch off in fundamentally different directions. Both are rooted in expert research culled from years of stock market analysis, but the choices that determine the components of an index differ for investors like us seeking underlying value and long-term growth potential: One is a matter of judging weight, the other a matter of judging worth.

As we have frequently reminded shareholders in these reports, we invest in companies, not countries or industries. Likewise, your fund makes no effort to align its holdings with those of the MSCI World Index. This is a critical distinction.

[Begin Sidebar - pie chart]
WHERE THE FUND'S ASSETS WERE INVESTED
Percent by country as of 11/30/00

THE AMERICAS                     38.0%

United States                    31.2

Canada                           4.7

Mexico                           1.3

Other Americas                   .8



EUROPE                           26.9%

United Kingdom                   10.7

Netherlands                      2.8

Italy                            2.7

France                           1.8

Ireland                          1.8

Sweden                           1.7

Germany                          1.4

Denmark                          .5

Other Europe                     3.5



ASIA/PACIFIC                     20.4%

Japan                            8.1

Australia                        3.4

Hong Kong                        2.7

Other Asia/Pacific               6.2



OTHER                            .8%

South Africa                     .7

Multinational                    .1



BONDS, CASH & EQUIVALENTS        13.9%

[End Sidebar - pie chart]

Carl Kawaja, a portfolio counselor based in San Francisco, notes: "An index is like a rear view mirror - a view to the past. It is not forward looking." The research analysts who serve your fund are dedicated to uncovering companies that have strong potential for growth and producing income. Their recommendations are based on careful assessment of the past and present fortunes of each company, but with a critical eye toward the future. By contrast, the MSCI World Index, like other benchmarks, is modeled on the recent past performance of companies.

[Begin Sidebar]
10 LARGEST HOLDINGS IN CAPITAL WORLD GROWTH AND INCOME FUND*

LARGEST INDIVIDUAL          COUNTRY                PERCENT OF
EQUITY HOLDINGS                                    NET ASSETS

Philip Morris               USA                    3.21%

Telecom Italia              Italy                  1.83

Elan                        Ireland                1.77

AstraZeneca                 United Kingdom         1.68

Northeast Utilities         USA                    1.31

Vodafone Group              United Kingdom         1.22

ING Groep                   Netherlands            1.19

Williams Companies          USA                    1.11

Shell Canada                Canada                 1.04

Telefonos de Mexico         Mexico                 .99


10 LARGEST COMPANIES IN MSCI WORLD INDEX*

COMPANY                        COUNTRY             INDEX WEIGHT

General Electric               USA                 2.64%

Cisco Systems                  USA                 1.81

Exxon Mobil                    USA                 1.64

Microsoft                      USA                 1.64

Pfizer                         USA                 1.50

Intel                          USA                 1.37

Wal-Mart Stores                USA                 1.25

American Intl. Group           USA                 1.20

Citigroup                      USA                 1.20

Merck                          USA                 1.15


Source: MSCI, RIMES Online.
*as of 11/30/00
[End Sidebar]

[Begin Pull Quote]
 "An index tells us how we are doing, not how we do it."
[End Pull Quote]

Another of your portfolio counselors, Janet McKinley, further explains this distinction: "An index tells us how we are doing, not how we do it." Although some of the companies in your fund's portfolio may be included in the index, the more important determining factors for your fund are each company's potential for capital growth and dividend growth. The tables at left show the 10 largest companies in the World Index and your fund's 10 largest holdings. As you can see, giant U.S. companies dominate the top positions in the World Index, while your fund's holdings are more broadly diversified, both geographically and by relative size. As Carl Kawaja explains, "We want to own the acorns that have good long-term potential, not just the big trees that could end up as mulch. Indexes include most of the big trees, because they tend to dominate markets." The big advantage we have is that we can choose where we want to be and when we want to be there. Our vision is proactive, not reactive.

[Begin Pull Quote]
"We want to own the acorns that have good long-term potential, not just the big trees that could end up as mulch."
[End Pull Quote]

Over the past decade, index funds have proliferated, based largely on the premise that it is better to ride the currents of the market than to navigate a course. Many investors do not share that opinion, believing, as we do, that active management and a long view offer greater potential for long-term appreciation, while affording greater protection in turbulent markets. In the past year alone, we have witnessed the contagious effects of a bursting technology bubble. Yet, over this same time period, your fund has held up better than the MSCI World Index and many of the individual countries that compose the index. Indeed, since its inception, the fund has held up better during most market declines, as depicted in the table at right.

[photograph of various country's coins]

[Begin Sidebar]
DECLINES OF 5% OR MORE IN THE MSCI WORLD INDEX since 3/26/93

                             CAPITAL WORLD             MSCI WORLD
                             GROWTH AND                INDEX
                             INCOME FUND

10/15/93 - 11/29/93          - 0.64%                   - 6.50%

2/1/94 - 4/4/94              - 7.93                    - 7.59

9/2/94 - 1/23/95             - 5.69                    - 7.42

7/1/96 - 7/24/96             - 4.15                    - 5.87

2/25/97 - 4/14/97            - 5.73                    - 7.00

7/31/97 - 9/1/97             - 4.44                    - 7.12

10/7/97 - 11/12/97           - 8.09                    - 9.60

4/15/98 - 6/15/98            - 9.02                    - 6.51

7/20/98 - 10/5/98            - 17.81                   - 20.53

1/6/99 - 3/3/99              - 4.05                    - 6.02

4/27/99 - 5/27/99            - 2.56                    - 6.10

7/16/99 - 8/10/99            - 4.46                    - 6.99

1/3/00 - 2/21/00             - 1.68                    - 6.94



TOTAL DECLINES                                13

CAPITAL WORLD GROWTH AND INCOME FUND          11 times
performed better

MSCI WORLD INDEX performed better             2 times

Decline dates are based on the MSCI World Index and reflect 100% recovery.

Returns for both the fund and the index are in U.S. dollars, exclude dividends, and do not reflect the effects of a sales charge.
[End Sidebar]

Capital World Growth and Income Fund has another advantage in its ability to hold cash. When markets become unsettled, your fund can increase its cash position, as it did this past year. This is a strategy unavailable to an index or an index fund.


PUTTING IT IN PERSPECTIVE

The MSCI World Index helps us evaluate the fund's returns and offers some perspective on our long-term investment objectives. But the index does not tell us how to achieve our goals. The mountain chart on page 3 clearly shows how your fund has increased in value since its inception. In some years, the World Index recorded larger returns than your fund; in other years - this past fiscal year, for example - the fund posted better returns. Over its lifetime, however, your fund has delivered a cumulative return of 209%, which comfortably surpasses the 161% return of the MSCI World Index. We believe that this long-term view of the fund's results illustrates the value of our investment philosophy: Extensive research and careful company selection can produce solid returns for our shareholders through a variety of market conditions.


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

As a shareholder in Capital World Growth and Income Fund, you are also a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

[photograph of a globe]


A LONG-TERM, VALUE-ORIENTED APPROACH:
Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT:
We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM:
More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS:
More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES:
You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR
Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)

State-specific tax-exempt funds
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE A PORTFOLIO FOR EVERY INVESTOR.

[begin pie chart]
INVESTMENT MIX
LARGEST INDUSTRY HOLDINGS

EQUITY SECURITIES                               86.08%

Banks                                           9.53%

Diversified Telecommunication Services          6.74%

Pharmaceuticals                                 6.57%

Tobacco                                         5.54%

Diversified Financials                          3.99%

Other Industries                                53.71%



BONDS & NOTES                                   1.48%



CASH & EQUIVALENTS                              12.44%


[end pie chart]


Capital World Growth and Income Fund
Investment Portfolio, November 30, 2000



                                                                      Shares or        Market  Percent
Equity Securities                                                     Principal         Value   of Net
(common and preferred stocks and                                         Amount    (Millions)   Assets
 convertible debentures)


BANKS  -  9.53%                                                       10,790,000      $103.283     .96%
Lloyds TSB Group PLC (United Kingdom)                                  2,130,000        96.782      .90
Washington Mutual, Inc. (USA)                                          2,518,400        75.018      .70
Royal Bank of Canada (Canada)                                          7,819,698        61.791      .57
Australia and New Zealand Banking                                      7,217,400        53.159      .49
  Group Ltd. (Australia)
Westpac Banking Corp. (Australia)                                      1,100,000        52.181      .49
Wells Fargo & Co. (USA)                                                4,450,000        51.919      .48
Hang Seng Bank Ltd. (Hong Kong)                                        1,802,100        46.625      .43
Toronto-Dominion Bank (Canada)                                        17,000,000        44.826      .42
Bank Hapoalim Ltd. (Israel)                                            1,982,602        41.569      .39
ABN AMRO Holding NV (Netherlands)                                          5,479        35.516      .33
Mizuho Holdings, Inc. (formed by the merger                            1,321,300        33.198      .31
 of Dai-Ichi Kangyo Bank, Fuji Bank and
 Industrial Bank of Japan) (Japan) (2)
First Union Corp. (USA)                                                1,128,400        28.348      .26
Bank of Nova Scotia (Canada)                                             700,000        27.956      .26
Bank of America Corp. (USA)                                            2,927,780        26.890      .25
Shinhan Bank (South Korea)                                             4,144,000        23.978      .22
Sakura Bank, Ltd. (Japan)                                             10,250,000        22.168      .21
Bank Leumi le-Israel BM (Israel)                                       1,246,262        20.780      .19
Commonwealth Bank of Australia (Australia)                            38,600,000        17.645
Siam Commercial Bank PCL 5.25% noncumulative                          41,000,000         3.092      .19
 convertible preferred (Thailand)(2)
Siam Commercial Bank PCL, warrants,                                    1,312,584        20.595      .19
 expire 2002(2)
National Australia Bank Ltd. (Australia)                              26,230,000        19.804      .18
China Development Industrial Bank (Taiwan)(2)                          5,350,000        18.186      .17
Asahi Bank, Ltd. (Japan)                                               1,784,372        16.763      .16
Bank of Scotland (United Kingdom)                                     15,193,150        16.421      .15
Bank of the Philippine Islands (Philippines)                             600,000        12.850      .12
H&CB (formerly Housing & Commercial                                      300,000        11.062      .10
 Bank) (South Korea)
Chase Manhattan Corp. (USA)                                              480,000        10.680      .10
Unibanco-Uniao de Bancos Brasileiros SA,                                 800,000         8.571      .08
 units (GDR) (Brazil)
Skandinaviska Enskilda Banken AB,                                    849,000,000         7.464      .07
 Class A (Sweden)
Sanwa International Finance (Bermuda) Trust                        1,411,400,000         7.447      .07
 1.25% preferred units 2005 (Japan)(1)

Yapi ve Kredi Bankasi AS (Turkey)(2)                                   1,500,000         6.596      .06
Dah Sing Financial Holdings Ltd. (Hong Kong)                             222,081         3.095      .03
Grupo Financiero Galicia SA, Class B
 (formerly Banco de Galicia y Buenos
 Aires SA) (ADR) (Argentina)(2)



DIVERSIFIED TELECOMMUNICATION SERVICES - 6.74%                        30,651,752       166.722
Telecom Italia SpA, nonconvertible                                     2,639,975        30.683     1.83
 savings shares (Italy)
Telecom Italia SpA                                                     2,064,600        96.778
Telefonos de Mexico, SA de CV,                                        $9,220,000        10.342      .99
 Class L (ADR) (Mexico)
Telefonos de Mexico, SA de CV                                            759,800        30.640
 4.25% convertible debentures 2004
Tele Danmark AS (Denmark)                                              1,030,200        20.604      .48
Tele Danmark AS, Class B (ADR)                                           686,200        37.698      .35
SBC Communications Inc. (USA)                                          8,311,000        19.526
Telecom Corp. of New Zealand                                             720,700        13.198
 Ltd. (New Zealand)
Telecom Corp. of New Zealand Ltd. (ADR)                                  305,610          .718      .31
Telecom Corp. of New Zealand Ltd.(1)                                   3,975,000        32.507      .30
Portugal Telecom, SA (Portugal)                                          754,848        28.495      .26
Qwest Communications International Inc.                                1,989,305        26.791      .25
 (merged with U S West, Inc.) (USA)(2)
Koninklijke PTT Nederland NV (Netherlands)                             1,650,000        26.709      .25
Philippine Long Distance Telephone                                     1,082,000        12.237
 Co. (ADR) (Philippines)
United Pan-Europe Communications NV                                          100         7.678
 (Netherlands)(2)
United Pan-Europe Communications NV,                                      48,556          .008      .18
 convertible preferred (1),(2),(4)
United Pan-Europe Communications NV,                                   1,000,000        19.625      .18
 warrants, expire 2007(2),(4)
AT&T Corp. (USA)                                                       1,350,000        16.284      .15
Embratel Participacoes SA (ADR) (Brazil)                               1,000,000        14.812      .14
Telecom Argentina STET-France Telecom SA,                                500,000        11.500      .11
 Class B (ADR) (Argentina)
Sprint FON Group (USA)                                                   415,496        11.455      .11
BCE Inc. (Canada)                                                      1,320,400        11.437      .11
British Telecommunications PLC (United Kingdom)                          700,000        10.992      .10
 (United Kingdom)
Telefonica, SA (Spain)(2)                                                456,234        10.944      .10
TELUS Corp. (Canada)                                                     329,800        10.504      .10
Deutsche Telekom AG (Germany)                                          1,000,000         9.500      .09
Nortel Inversora SA, preferred,                                            2,000         9.439      .09
 Class B (ADR) (Argentina)
DDI Corp. (Japan)                                                        500,000         7.469      .07
WorldCom, Inc. (USA)(2)                                                   99,140         4.900
Korea Telecom Corp. (South Korea)                                         87,800         2.393      .07
Korea Telecom Corp. (ADR)                                             $5,000,000         5.400      .05
Bell Atlantic Financial Services, Inc.                                 2,000,000         4.489      .04
 4.25% convertible debentures 2005 (USA)
eircom PLC (Ireland)                                                         336         2.901      .03
Nippon Telegraph and Telephone Corp. (Japan)

PHARMACEUTICALS  -  6.57%                                              2,765,400       149.159
Elan Corp., PLC (ADR) (Ireland)(2)                                   $29,000,000        23.268
Elan Finance Corp. 0% convertible                                    $12,000,000        18.510     1.77
 debentures 2018
Athena Neurosciences, Inc. 4.75% convertible                           3,553,815       181.074     1.68
 debentures 2004
AstraZeneca PLC (United Kingdom)                                       1,964,000        87.030      .81
Pfizer Inc (USA)                                                         598,600        81.110      .75
Forest Laboratories, Inc. (USA)(2)                                     1,004,100        61.250      .57
Pharmacia Corp. (USA)                                                  1,500,000        43.885      .41
Glaxo Wellcome PLC (United Kingdom)                                    1,341,000        27.036      .25
Shionogi & Co., Ltd. (Japan)                                             200,000        18.737      .17
Eli Lilly and Co. (USA)                                                1,500,000        17.025      .16
PLIVA DD (GDR) (Croatia)

TOBACCO  -  5.54%                                                      9,050,000       345.597     3.21
Philip Morris Companies Inc. (USA)                                     7,690,295        83.128      .77
Imperial Tobacco Ltd. (United Kingdom)                                 1,975,000        77.766      .72
R.J. Reynolds Tobacco Holdings, Inc. (USA)                            10,000,000        64.003      .59
Gallaher Group PLC (United Kingdom)                                    6,000,000        21.228      .20
Swedish Match AB (Sweden)                                                200,000         4.750      .05
UST Inc. (USA)

DIVERSIFIED FINANCIALS  -  3.99%                                       1,780,506       128.230     1.19
ING Groep NV (Netherlands)                                             1,485,000        74.064      .69
Household International, Inc. (USA)                                      670,000        40.493      .38
Freddie Mac (USA)                                                      1,390,000        35.740      .33
OM Gruppen AB (Sweden)                                                 1,300,000        26.650      .25
IndyMac Bancorp, Inc. (formerly IndyMac                                4,000,000        25.642      .24
 Mortgage Holdings, Inc.) (USA)(2)
Swire Pacific Ltd., Class A (Hong Kong)                                  670,000        23.659      .22
Associates First Capital Corp., Class A (USA)                          1,143,000        15.207
Investor AB, Class B (Sweden)                                            250,000         3.351      .17
Investor AB, Class A                                                     112,800        10.698
ORIX Corp. (Japan)                                               Yen400,000,000          4.145
ORIX Corp. 0.375% convertible debentures 2005                             36,840         1.759      .15
ORIX Corp. (ADR)                                                         160,000        12.640      .12
Fannie Mae (USA)                                                         719,100         7.101
ICICI Ltd. (ADR) (India)                                               2,000,000         3.732      .10
ICICI Ltd.                                                             3,000,000         9.764      .09
Toyo Trust and Banking Co., Ltd. (Japan)                                 792,700         4.300      .04
Nichiei Co., Ltd. (Japan)                                                 20,000         2.152      .02
Shohkoh Fund & Co., Ltd. (Japan)

ELECTRIC UTILITIES  -  3.61%                                           6,525,000       140.695     1.31
Northeast Utilities (USA)                                              5,504,800        45.568      .42
PowerGen PLC (United Kingdom)                                            182,000        37.717      .35
Electrabel SA (Belgium)                                                1,850,000        30.409      .28
Niagara Mohawk Holdings, Inc. (USA)(2)                                   300,000        26.981      .25
Duke Energy Corp. (USA)                                                  365,400        21.650      .20
Dominion Resources, Inc. 9.50% PIES                                      600,000        18.938      .18
 convertible preferred 2004 (USA)(2)
Southern Co. (USA)                                                   $17,700,000        17.656      .17
Korea Deposit Insurance Corp. 2.25%                                    1,637,800        15.083      .14
 convertible debentures 2005 (South Korea)
Scottish and Southern Energy PLC (United                               1,400,000        12.346      .11
 Kingdom)
National Grid Group PLC (United Kingdom)                               1,110,000         8.320      .08
Scottish Power PLC (United Kingdom)                                      598,487         6.022      .06
Empresa Nacional de Electricidad SA                                    1,250,000         4.569      .04
 (ADR) (Chile)(2)
International Power PLC (formerly National                             1,386,500         2.553      .02
 Power PLC) (United Kingdom)
United Energy Ltd. (Australia)

INSURANCE  -  3.13%                                                      900,000        40.951      .38
EULER SA (France)(2)                                                   6,000,000        32.167      .30
Yasuda Fire and Marine Insurance Co.,                                  5,394,000        31.747      .29
 Ltd. (Japan)
Mitsui Marine and Fire Insurance Co.,                                        444        29.260      .27
 Ltd. (Japan)
Berkshire Hathaway Inc., Class A (USA)(2)                              1,000,000        26.362      .25
Clarica Life Insurance Co. (Canada)                                      650,000        25.066      .23
Mercury General Corp. (USA)                                              650,000        24.863      .23
Allstate Corp. (USA)                                                   3,000,000        20.152      .19
Sumitomo Marine & Fire Insurance Co.,                                  3,460,000        18.405      .17
 Ltd. (Japan)
Independent Insurance Group PLC (United                                3,000,000        14.520      .14
 Kingdom)
QBE Insurance Group Ltd. (Australia)                                   3,725,000        13.403      .13
Nippon Fire and Marine Insurance Co.,                                    250,000        13.187      .12
 Ltd. (Japan)
PartnerRe Holdings Ltd. (Singapore -                                   4,000,000        11.861      .11
 Incorporated in Bermuda)
Dai-Tokyo Fire and Marine Insurance Co.,                               2,241,000        11.224      .10
 Ltd (Japan)
Nichido Fire and Marine Insurance Co.,                                   320,000         9.940      .09
 Ltd. (Japan)
Aon Corp. (USA)                                                           35,300         4.236
Fairfax Financial Holdings Ltd. (Canada)(2)                               11,000         1.320      .05
Fairfax Financial Holdings Ltd.,                                       1,735,000         4.690      .04
 subscription receipts(2)
Chiyoda Fire & Marine Insurance Co.,                                      48,100         3.839      .04
 Ltd. (Japan)
XL Capital Ltd., Class A (Bermuda -
 Incorporated in the Cayman Islands)

MEDIA  -  3.08%                                                        1,035,000        52.914      .49
Viacom Inc., Class B (USA)(2)                                          1,438,728        51.107      .47
KirchPayTV GmbH & Co. KGaA                                               885,984        44.742      .42
 (Germany)(1),(2),(4)
Clear Channel Communications, Inc. (USA)(2)                              600,000        37.200      .35
Time Warner Inc. (USA)                                                 2,200,000        28.559      .27
Mediaset SpA (Italy)                                                   2,982,823        22.999      .21
News Corp. Ltd., preferred (Australia)                                   600,000        17.363      .16
Walt Disney Co. (USA)                                                    225,000        10.252
Seagram Co. Ltd. 7.50% ACES convertible                                  121,400         5.782      .15
 preferred 2002 (Canada)
Seagram Co. Ltd.                                                          20,300        15.428      .14
Radio One, Inc. 6.50% TIDES convertible                                  118,712        15.027      .14
 preferred 2005 (USA)
CANAL + (France)                                                         150,000        11.794      .11
Omnicom Group Inc. (USA)                                               1,000,000         6.708      .06
Publishing & Broadcasting Ltd. (Australia)                             2,967,813         2.358
Village Roadshow Ltd., Class A,                                        2,623,574         2.084
 5.50% preferred (Australia)
Village Roadshow Ltd., Class A,                                          600,000          .590      .05
 5.50% preferred(1)
Village Roadshow Ltd.                                                     78,000         3.406      .03
Nippon Broadcasting System, Inc. (Japan)                                 200,000         3.025      .03
UnitedGlobalCom, Inc., Class A (USA)(2)

REAL ESTATE  -  2.90%                                                 25,698,700        52.939      .49
Hongkong Land Holdings Ltd. (Hong Kong -                              43,000,000        38.040      .35
 Incorporated in Bermuda)
Amoy Properties Ltd. (Hong Kong)                                      31,482,553        37.942      .35
Hysan Development Co. Ltd. (Hong Kong)                                 4,610,000        35.611      .33
Sun Hung Kai Properties Ltd. (Hong Kong)                              32,500,000        33.960      .32
New World Development Co. Ltd. (Hong Kong)                             1,400,000        33.337      .31
AMB Property Corp. (USA)                                              17,417,000        18.088      .17
Kerry Properties Ltd. (Hong Kong)                                        116,300        17.100
Unibail (France)                                                         116,300          .987      .17
Unibail, warrants, expire 2004(2)                                        733,900        12.164      .11
Brookfield Properties Corp. (Canada)                                   6,750,000         9.952      .09
Great Eagle Holdings Ltd. (Hong Kong)                                    450,000         8.645      .08
Security Capital Global Realty                                        20,800,000         5.600      .05
 (Luxembourg)(1),(2),(4)
New World China Land Ltd. (China -                                    52,885,000         5.342      .05
 Incorporated in the Cayman Islands)(2)
SM Prime Holdings, Inc. (Philippines)                                  4,824,800         1.933      .02
HKR International Ltd. (Hong Kong -                                      415,339         1.090      .01
 Incorporated in the Cayman Islands)
Meditrust Corp. (USA)(2)

METALS & MINING  -  2.90%                                              3,600,000        54.000      .50
Barrick Gold Corp. (Canada)                                            2,000,000        21.211
Usinor (France)                                                          660,000        11.226      .30
Usinor 3.875% convertible preferred 2005(2)                            8,000,000        29.669      .28
Gencor Ltd. (South Africa)                                             3,569,800        28.782      .27
Freeport-McMoRan Copper & Gold Inc.,                                   2,174,000        24.458      .23
 Class B (USA)(2)
KGHM Polska Miedz SA (GDR) (Poland)                                      800,000        22.550      .21
Alcoa Inc. (USA)                                                       2,156,933        22.094      .21
BHP Ltd. (formerly Broken Hill Proprietary                               549,300        21.433      .20
 Co. Ltd.) (Australia)
Pechiney, Class A (France)                                             5,498,850        15.490      .14
Gold Fields Ltd. (South Africa)                                        3,000,000        14.812      .14
Homestake Mining Co. (USA)                                            30,000,000        14.047
Normandy Mining Ltd. (Australia)                                      30,000,000          .079      .13
Normandy Mining Ltd., warrants, expire 2001(2)                         6,000,000        11.995      .11
Newcrest Mining Ltd. (Australia)                                       3,000,000         9.814      .09
Billiton PLC (United Kingdom)                                            141,930         3.805
De Beers Consolidated Mines Ltd.                                         114,300         3.087      .06
 (ADR) (South Africa)
De Beers Consolidated Mines Ltd.                                       4,550,600         3.705      .03
Corus Group PLC (United Kingdom)                                         539,233          .258      .00
OneSteel Ltd. (Australia)(2)                                          $6,670,000          .200      .00
N.T.S. Steel Group PCL 4.00% convertible
 debentures 2008 (Thailand)(6)

WIRELESS TELECOMMUNICATION SERVICES  -  2.63%                         38,261,366       131.286     1.22
Vodafone Group PLC (United Kingdom)                                    8,117,200        36.489
Telecom Italia Mobile SpA, savings                                     2,224,200        17.650      .50
 shares (Italy)
Telecom Italia Mobile SpA                                          2,806,563,351        23.627      .22
Telesp Celular Participacoes, preferred                                   21,020        19.969      .19
 nominative (Brazil)
Nextel Communications, Inc., Series D,                                 2,299,000        12.557
 13.00% exchangeable preferred, redeemable
 2009 (USA)(2),(3)
China Mobile (Hong Kong) Ltd. (formerly China                         $4,600,000         4.531      .16
 Telecom (Hong Kong) Ltd.) (Hong Kong)(2)
China Mobile (Hong Kong) Ltd. 2.25%                                      254,100        10.625
 convertible notes 2005
Crown Castle International Corp. 6.25%                                     6,226         5.923
 convertible preferred 2012 (USA)
Crown Castle International Corp. 12.75%                                    8,900          .212      .16
 senior exchangeable preferred 2010(2),(3)
Crown Castle International Corp.(2)                                          400        10.234      .10
NTT DoCoMo, Inc. (Japan)                                                 150,000         4.235      .04
Mobistar NV (Belgium)(2)                                                 386,000         3.973      .04
TELECEL -  Comunicacoes Pessoais,
 SA (Portugal)(2)

OIL & GAS  -  2.39%                                                    4,648,100       112.222     1.04
Shell Canada Ltd., Class A (Canada)                                      400,000        19.025
"Shell" Transport and Trading Co.,                                       250,000        14.922
 PLC (New York registered) (United  Kingdom)
Royal Dutch Petroleum Co. (New York                                      200,000        11.989      .43
 registered) (Netherlands)
Royal Dutch Petroleum Co.                                              1,000,000        22.708      .21
Petro-Canada (Canada)                                                  2,189,100        15.473      .14
Sasol Ltd. (South Africa)                                              2,800,000        14.706      .14
Castrol India Ltd. (India)                                               100,687        14.392      .13
TOTAL FINA ELF SA, Class B (formerly                                     320,000        10.920      .10
 TOTAL FINA SA) (France)
Unocal Corp. (USA)                                                       750,000         9.201      .09
Pengrowth Energy Trust (Canada)                                          150,000         7.388      .07
Devon Energy Corp. (USA)                                                  78,567         4.443      .04
Esso SA Francaise (France)

FOOD PRODUCTS  -  2.35%                                                3,025,000        88.859      .83
Nabisco Group Holdings Corp. (USA)                                     2,985,714        53.834      .50
Orkla AS, Class A (Norway)                                                24,200        52.603      .49
Nestle SA (Switzerland)                                                2,100,000        17.443      .16
Unilever PLC (United Kingdom)                                            421,900        17.377      .16
Keebler Foods Co. (USA)                                                  500,000        12.000      .11
Sara Lee Corp. (USA)                                                      80,000        10.628      .10
Groupe Danone (France)

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  2.27%                             310,000        41.367      .38
Samsung Electronics Co., Ltd. (South Korea)                            1,100,000        34.650      .32
Micron Technology, Inc. (USA)(2)                                      12,116,000        32.880      .30
Taiwan Semiconductor Manufacturing                                     1,700,000        25.925      .24
 Co. Ltd. (Taiwan)(2)
Advanced Micro Devices, Inc. (USA)(2)                                    144,000        19.268      .18
Murata Manufacturing Co., Ltd. (Japan)                               $14,000,000        14.980      .14
Macronix International Co., Ltd. 1.00%                                   383,600        14.851      .14
  convertible bond 2005 (Taiwan)
Infineon Technologies AG (Germany)(2)                                     60,000        14.483      .13
Rohm Co., Ltd. (Japan)                                               $13,000,000        11.700      .11
Mosel Vitelic, Inc. 1.00% convertible                                    300,000        11.194      .10
 debentures 2005 (Taiwan)
Texas Instruments Inc. (USA)                                           1,250,000         7.043      .07
Hyundai Electronics Industries Co.,                                      560,000         6.020      .06
 Ltd. (South Korea)(2)
ASE Test Ltd. (Taiwan)(2)                                                231,500         5.542      .05
Altera Corp. (USA)(2)                                                    200,000         4.195      .04
ASM Lithography Holding NV (Netherlands)(2)                              105,000          .696      .01
ON Semiconductor Corp. (formerly SCG
 Holding Corp.) (USA)(2)

PAPER & FOREST PRODUCTS  -  1.75%                                      1,461,000        36.799
Georgia-Pacific Corp., Georgia-Pacific                                   750,000        20.297      .53
 Group (USA)
Georgia-Pacific Corp., Timber Group                                  $30,000,000        27.975      .26
Metsa-Serla Oy 4.375% convertible                                        500,000        26.656      .25
 debentures 2002 (Finland)
Bowater Inc. (USA)                                                     2,715,750        26.479      .25
Stora Enso Oyj (formerly Consolidated                                    556,969        18.867      .18
 Papers, Inc.) (ADR) (Finland)(2)
International Paper Co. (USA)                                          7,600,000        18.859      .18
Kimberly-Clark de Mexico, SA de CV (Mexico)                              387,000        11.111      .10
UPM-Kymmene Corp. (Finland)

MACHINERY  -  1.59%                                                    1,440,000        39.056      .36
THK Co., Ltd. (Japan)                                                    718,918        32.868      .31
IHC Caland NV (Netherlands)                                            3,465,000        18.389      .17
Asahi Diamond Industrial Co., Ltd. (Japan)                             4,065,000        17.567      .16
AIDA Engineering, Ltd. (Japan)                                           620,000        15.723      .15
Fuji Machine Mfg. Co., Ltd. (Japan)                                    3,161,523        13.400      .12
Morgan Crucible Co. PLC (United Kingdom)                                 980,000        13.279      .12
Tubos de Acero de Mexico, SA (ADR) (Mexico)                              363,600         7.749      .07
Harsco Corp. (USA)                                                     2,980,000         7.269      .07
Invensys PLC (United Kingdom)                                          1,068,000         5.955      .06
TI Group PLC (United Kingdom)

MULTI-UTILITIES  -  1.40%                                              3,370,000       119.214     1.11
Williams Companies, Inc. (USA)                                           812,084        20.860
NiSource Inc. (USA)                                                      418,231          .863      .20
NiSource Inc. 0% SAILS convertible                                       980,000         9.987      .09
 preferred 2004(2)
United Utilities PLC (United Kingdom)

HEALTH CARE PROVIDERS & SERVICES  -  1.40%                             6,700,000       100.919      .94
Bergen Brunswig Corp., Class A (USA)                                     800,000        33.150      .31
HCA - The Healthcare Co. (USA)                                         1,000,000        16.375      .15
Omnicare, Inc. (USA)

AEROSPACE & DEFENSE  -  1.35%                                          2,650,000        90.365      .84
Lockheed Martin Corp. (USA)                                            3,100,000        45.109      .42
Bombardier Inc., Class B (Canada)                                        200,000         9.750      .09
Honeywell International Inc. (USA)

GAS UTILITIES  -  1.32%                                                1,014,100        60.909      .57
El Paso Energy Corp. (USA)                                            13,900,000        39.208      .36
Tokyo Gas Co., Ltd. (Japan)                                              547,500        22.687      .21
Kinder Morgan, Inc. (USA)                                                127,000         7.231      .07
National Fuel Gas Co. (USA)                                              175,000         6.748      .06
NICOR Inc. (USA)                                                         818,918         4.977      .05
Australian Gas Light Co. (Australia)

SPECIALTY RETAIL  -  1.27%                                            18,272,856        64.194      .60
Dixons Group PLC (United Kingdom)                                      1,000,000        40.062      .37
Lowe's Companies, Inc. (USA)                                           1,027,400        19.970      .18
Limited Inc. (USA)                                                       572,000        12.477      .12
Sherwin-Williams Co. (USA)

COMPUTERS & PERIPHERALS  -  1.13%                                          2,950        30.151      .28
SOTEC Co., Ltd. (Japan)(1),(2),(4)                                       778,684        28.179      .26
Palm, Inc. (USA)(2)                                                  $18,000,000        18.923      .17
NatSteel Electronics Ltd. 1.50% convertible                            1,000,000        15.984      .15
 debentures 2004 (Singapore)
Fujitsu Ltd. (Japan)                                                     400,000        12.650      .12
Hewlett-Packard Co. (USA)                                                325,000         6.256      .06
Dell Computer Corp. (USA)(2)                                          $5,000,000         5.400      .05
Compal Electronics, Inc. 0% SIZeS                                        128,000         2.696      .02
 convertible debentures 2005 (Taiwan)
Kyoden Co., Ltd. (Japan)                                                  60,000         1.763      .02
Storage Networks, Inc. (USA)(2)

COMMUNICATIONS EQUIPMENT  -  1.11%                                     6,800,000        77.596
Telefonaktiebolaget LM Ericsson,                                       1,200,000        13.650      .85
 Class B (Sweden)
Telefonaktiebolaget LM Ericsson,                                         630,000        12.639      .12
 Class B (ADR)
Motorola, Inc. (USA)                                                      50,000         6.979      .06
Matsushita Communication Industrial Co.,                                 100,000         6.460      .06
 Ltd. (Japan)
Research In Motion Ltd. (Canada)(2)                                       30,000         1.755      .01
Corning Inc. (USA)                                                        16,200          .705      .01
ONI Systems Corp. (USA)(2)

BUILDING PRODUCTS  -  1.04%                                            3,540,000        49.767      .46
Nippon Sheet Glass Co., Ltd. (Japan)                                   6,600,000        47.377      .44
TOTO Ltd. (Japan)                                                      1,050,000        15.075      .14
TOSTEM CORP. (Japan)

HOTELS RESTAURANTS & LEISURE  -  1.03%                                 2,449,100        29.425      .27
Elior (France)(2)                                                      4,700,000        22.327      .21
J D Wetherspoon PLC (United Kingdom)                                   3,830,000        22.215      .21
Millennium & Copthorne Hotels PLC                                        700,000        15.881      .15
 (United Kingdom)
Carnival Corp. (USA)                                                   4,350,000        11.601      .11
Hilton Group PLC (United Kingdom)                                        200,000         5.675      .05
AMCV Capital Trust I 7.00% convertible                                 1,000,000         3.627      .03
 preferred 2015 (USA)
P&O Princess Cruises PLC (United Kingdom)(2)

BEVERAGES  -  0.99%                                                   26,988,799        66.493      .62
Foster's Brewing Group Ltd. (Australia)                               14,527,900        31.813      .29
Lion Nathan Ltd. (New Zealand)                                           200,000         4.846      .04
Coca-Cola West Japan Co. Ltd. (Japan)                                    211,196         2.888      .03
Hellenic Bottling Co. SA (Greece)                                        417,700          .947      .01
Coca-Cola Amatil Ltd. (Australia)

HOUSEHOLD PRODUCTS  -  0.99%                                           2,940,687        37.476      .35
Reckitt Benckiser PLC (United Kingdom)                                   796,900        36.095      .34
Uni-Charm Corp. (Japan)                                                  467,400        32.689      .30
Kimberly-Clark Corp. (USA)

ROAD & RAIL  -  0.95%                                                  2,500,000        64.844      .60
CSX Corp. (USA)                                                        2,580,000        37.087      .35
Norfolk Southern Corp. (USA)

INDUSTRIAL CONGLOMERATES  -  0.89%                                       910,000        36.549      .34
Norsk Hydro AS (Norway)                                              $26,000,000        20.410      .19
JG Summit Holdings, Inc. 3.50% convertible                            28,198,000        20.065      .19
 debentures 2003 (Philippines)
China Merchants Holdings (International)                                 300,000        14.869      .14
 Co., Ltd. (Hong Kong)
General Electric Co. (USA)                                             1,800,000         3.840      .03
Tomkins PLC (United Kingdom)                                              25,000          .593      .00
Brambles Industries Ltd. (Australia)

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.87%                             930,000        34.856      .32
Samsung SDI Co., Ltd. (South Korea)                                    2,200,000        21.023      .20
Hitachi, Ltd. (Japan)                                                     71,700        18.799      .17
Seikoh Giken Co., Ltd. (Japan)(2)                                      1,240,000         8.807      .08
ERG Ltd., 7.50% convertible notes                                        104,480         5.453      .05
 2005 (Australia)
Agilent Technologies, Inc. (USA)(2)                                   $5,000,000         4.862      .05
Hon Hai Precision Industry Co. Ltd. 0%
 convertible debentures 2005

CHEMICALS  -  0.65%                                                      834,828        24.164      .22
DSM NV (Netherlands)                                                     675,000        20.630      .19
Dow Chemical Co. (USA)                                                   300,000        10.781      .10
Praxair, Inc. (USA)                                                      469,500         7.453      .07
Millennium Chemicals Inc. (USA)                                           70,000         4.751      .04
FMC Corp. (USA)(2)                                                       175,000         3.420      .03
Rhone-Poulenc-Rhodia 3.25% convertible
 preferred 2003 (France)

AIRLINES  -  0.65%                                                     6,700,000        38.118      .35
British Airways PLC (United Kingdom)                                  10,578,700        19.423      .18
Qantas Airways Ltd. (Australia)                                          500,000        10.570      .10
Deutsche Lufthansa AG (Germany)                                        2,460,920         1.914      .02
Air New Zealand Ltd., Class B (New Zealand)

CONTAINERS & PACKAGING  -  0.62%                                       2,471,300        31.200      .29
Smurfit-Stone Container Corp. (USA)(2)                                 1,200,000        20.700      .19
Sonoco Products Co. (USA)                                              3,780,000        15.356      .14
Crown Cork & Seal Co., Inc. (USA)

HEALTH CARE EQUIPMENT & SUPPLIES  -  0.60%                               430,000        35.765      .33
Hoya Corp. (Japan)                                                     1,000,000        14.500      .13
Luxottica Group SpA (ADR) (Italy)                                        100,000         8.262      .08
Applied Biosystems Group (formerly PE                                     22,733         6.614      .06
 Biosystems Group) (USA)
Essilor (France)(2)

COMMERCIAL SERVICES & SUPPLIES  -  0.59%                                 427,500        21.776      .20
Cintas Corp. (USA)                                                     4,120,000        20.510      .19
Hays PLC (United Kingdom)                                                540,000        16.133      .15
Robert Half International Inc. (USA)(2)                                  300,000         4.106
Cendant Corp. 7.50% PRIDES convertible                                   220,000         1.155      .05
 preferred (USA)
Cendant Corp., rights, 2001(2)

FOOD & DRUG RETAILING  -  0.48%                                          630,000        22.199      .21
Loblaw Companies Ltd. (Canada)                                        10,000,000        11.734      .11
Somerfield PLC (United Kingdom)                                        2,300,385         9.388      .09
Woolworths Ltd. (Australia)                                               83,300         4.675      .04
George Weston Ltd. (Canada)                                              750,000         3.435      .03
Safeway PLC (United Kingdom)

TRADING COMPANIES & DISTRIBUTORS  -  0.48%                             1,721,323        42.980      .40
Stinnes AG (Germany)                                                   3,434,900         8.198      .08
Marubeni Corp. (Japan)(2)

SOFTWARE  -  0.44%                                                       828,000        47.507      .44
Microsoft Corp. (USA)(2)

HOUSEHOLD DURABLES  -  0.40%                                             435,400        32.908      .31
Sony Corp. (Japan)                                                       500,000         9.719      .09
Newell Rubbermaid Inc. (USA)

ELECTRICAL EQUIPMENT  -  0.31%                                         1,000,000        25.875      .24
Hubbell Inc., Class B (USA)                                       EURO7,286,000          5.166      .05
Elektrim SA 3.75% convertible debentures                               1,000,000         2.631      .02
 2004 (Poland)
Innogy Holdings PLC (United Kingdom)(2)

AUTOMOBILES  -  0.29%                                                  2,100,000        22.973      .21
Suzuki Motor Corp. (Japan)                                               250,000         8.770      .08
Honda Motor Co., Ltd. (Japan)

MULTILINE RETAIL  -  0.27%                                             1,237,500        17.712      .16
Dollar General Corp. (USA)                                             1,728,743        11.310      .11
Kingfisher PLC (United Kingdom)

OTHER - 1.42%                                                            175,000        26.248      .24
Nintendo Co., Ltd. (Japan)                                             1,500,000        25.125      .23
Dana Corp. (USA)                                                         460,000        18.681      .17
America Online, Inc. (USA)(2)                                          1,300,000        16.091      .15
CMG PLC (United Kingdom)                                               3,607,900        12.187      .11
BPB PLC (United Kingdom)                                                 200,000        12.137      .11
United Parcel Service, Inc., Class B (USA)                               165,000        10.230      .09
Schlumberger Ltd. (Netherlands Antilles)                               1,380,000         8.005      .07
Premier Farnell PLC (United Kingdom)                                     300,000         7.463      .07
American Water Works Co., Inc. (USA)                                  $6,000,000         7.140      .07
Hutchison Delta Finance Ltd. 7.00%                                    39,402,000         5.759      .05
 convertible debentures 2002 (Hong Kong -
 Incorporated in Cayman Islands)
Zhejiang Expressway Co. Ltd., Class H (China)                          1,000,000         4.541      .04
Peninsular and Oriental Steam Navigation                                     135         1.416      .01
 Co. (United Kingdom)
Rakuten, Inc. (Japan)(2)                                                 200,000         1.150      .01
Internet Capital Group, Inc. (USA)(2)                                    152,200          .190      .00
iXL Enterprises, Inc. (USA)(2)                                           110,000          .179      .00
Federal-Mogul Corp. 7.00% convertible
 preferred 2027 (USA)

MISCELLANEOUS - 2.17%                                                                  232.255     2.17
Other equity securities in initial period
 of acquisition
                                                                                     9,270.931    86.08
Total Equity Securities
 (cost: $7,940.882 million)



                                                                      Principal
                                                                         Amount
                                                                     (Millions)
Bonds & Notes

NON U.S. GOVERNMENT OBLIGATIONS  -  0.98%                               $142.653       105.385      .98
Brazil (Federal Republic of),
 Bearer 8.00% 2014 (3)

WIRELESS TELECOMMUNICATION SERVICES  -  0.18%                             30.000        18.900      .18
Crown Castle International Corp.
 0%/10.375% 2011(5)

PAPER & FOREST PRODUCTS  -  0.09%                                         24.050         8.478
Indah Kiat Finance Mauritius Ltd. 10.00% 2007                              1.000          .502      .08
Indah Kiat Global BD 12.50% 2006                                           2.800         1.071      .01
APP International Finance Co. BV 11.75% 2005

HEALTH CARE PROVIDERS & SERVICES  -  0.08%                                 9.000         9.135      .08
HCA - The Healthcare Co. 8.75% 2010

CONTAINERS & PACKAGING  -  0.07%                                           6.000         6.000
Container Corp. of America, Series A,                                      1.000         1.001      .07
 11.25% 2004
Container Corp. of America 9.75% 2003

OIL & GAS  -  0.06%                                                        7.400         5.606      .05
Petrozuata Finance, Inc., Series B,                                        1.000          .900      .01
 8.22% 2017
Clark Oil & Refining Corp. 9.50% 2004

COMMUNICATIONS EQUIPMENT  -  0.02%                                         2.825         2.147      .02
SBA Communications Corp. 0%/12.00% 2008(5)
                                                                                       159.125     1.48
Total Bonds and Notes
   (cost: $148.655 million)
                                                                      Principal        Market  Percent
                                                                         Amount         Value   of Net
                                                                     (Millions)    (Millions)   Assets
Short-Term Securities


CORPORATE SHORT-TERM NOTES  -  9.73%                                      64.000        63.439      .59
Halifax PLC 6.45%-6.50%                                                   62.100        61.746      .57
 due 12/18/2000-2/14/2001
KfW International Finance Inc. 6.47%-6.49%                                58.540        57.875      .54
 due 12/6/2000-2/7/2001
Gannett Co., Inc. 6.50%-6.53%                                             55.100        55.001      .51
 due 1/12-2/8/2001
AT&T Corp. 6.46%-6.48% due 12/6-12/13/2000                                55.000        54.559      .51
Abbey National North America 6.52%-6.53%                                  54.900        54.225      .50
 due 1/8-1/19/2001
American Honda Finance Corp. 6.50%-6.51%                                  53.000        52.694      .49
 due 1/24-2/23/2001
Bayer Corp. 6.46%-6.49%                                                   50.000        49.946      .46
 due 12/7/2000-1/23/2001 (1)
CIT Group Holdings Inc. 6.47% due 12/6/2000                               50.000        49.946      .46
General Electric Capital Services Inc. 6.46%                              50.000        49.838      .46
 due 12/6/2000
Bank of America Corp. 6.46% due 12/18/2000                                43.400        43.122      .40
Preferred Receivables Funding Corp.                                       38.100        37.837      .35
 6.48%-6.62% due 12/1/2000-1/26/2001 (1)
Ciesco LP 6.56%-6.61% due 1/5-1/9/2001                                    37.400        37.067      .34
International Lease Finance Corp.                                         37.400        36.877      .34
 6.47%-6.51% due 1/11-2/16/2001
Svenska Handelsbanken 6.50%-6.51%                                         37.000        36.449      .34
 due 2/13-2/20/2001
CBA (Delaware) Finance Inc. 6.45%-6.50%                                   31.700        31.420      .29
 due 2/20-2/23/2001
UBS Finance (Delaware) Inc. 6.57%-6.53%                                   28.000        27.801      .26
 due 1/16-1/18/2001
Dresdner U.S. Finance Inc. 6.57% due 1/8/2001                             25.000        24.995      .23
Commerzbank U.S. Finance Inc. 6.47%                                       25.000        24.933      .23
 due 12/1/2000
Eksportfinans ASA  6.47%-6.50%                                            24.500        24.465      .23
 due 12/4-12/20/2000
Siemens Capital Corp. 6.46% due 12/8/2000                                 22.300        22.296      .21
Ford Motor Credit Co. 6.48% due 12/1/2000                                 21.500        21.450      .20
Spintab AB 6.47%-6.53% due 12/4/2000-1/18/2001                            21.000        20.792      .19
Monte Rosa Capital Corp. 6.56%                                            20.200        20.105      .19
 due 1/23/2001 (1)
FCE Bank 6.47%-6.59% due 12/18/2000-1/5/2001                              20.000        19.931      .19
Archer Daniels Midland Co. 6.48%                                          15.500        15.478      .15
 due 12/19/2000
Chevron USA Inc. 6.46% due 12/8/2000                                      14.700        14.663      .14
Alcoa Inc. 6.47% due 12/14/2000                                           14.300        14.205      .13
Asset Securitization Cooperative Corp. 6.67%                              13.200        13.190      .12
 due 1/5/2001 (1)
Wal-Mart Stores, Inc. 6.46% due 12/4/2000 (1)                             11.580        11.549      .11
Unilever Capital Corp. 6.48%
 due 12/15/2000 (1)


FEDERAL AGENCY DISCOUNT NOTES - 2.08%                                     82.600        81.738      .76
Fannie Mae 6.37%-6.41% due 12/18/2000-3/1/2001                            75.000        74.138      .69
Federal Home Loan Banks 6.38%                                             68.350        68.234      .63
 due 12/15/2000-2/28/2001
Freddie Mac 6.38%-6.39% due 12/5-12/12/2000

CERTIFICATES OF DEPOSIT  -  0.74%                                         50.000        49.992      .46
Societe General North America, Inc. 6.53%                                 30.000        30.000      .28
 due 12/1-12/22/2000
Canadian Imperial Bank of Commerce 6.53%
 due 12/18/2000


NON-U.S. CURRENCY  -  0.05%                                           NT$178.440         5.411      .05
New Taiwanese Dollar
                                                                                     1,357.407    12.60
TOTAL SHORT-TERM SECURITIES
   (cost: $1,358.199 million)
                                                                                    10,787.463   100.16
TOTAL INVESTMENT SECURITIES                                                             16.713      .16
 (cost: $9,447.736 million)
Excess of payables over cash and receivables
                                                                                   $10,770.750  100.00%
NET ASSETS


(1) Purchased in a private placement
    transaction; resale to the public may
    require registration or sale only to
    qualified institutional buyers.
(2) Non-income-producing security.
(3) Payment in kind; the issuer has the
    option of paying additional securities
    in lieu of cash.
(4) Valued under procedures approved by the Board of Directors.
(5) Step bond; coupon rate will increase at a later date.
(6) Company not making interest (or dividend) payments; bankruptcy proceedings pending.

ADR=American Depositary Receipts
GDR=Global Depositary Receipts

See Notes to Financial Statements



EQUITY SECURITIES ADDED TO THE PORTFOLIO SINCE MAY 31, 2000

ASM Lithography Holding
ASE Test
Agilent Technologies Holding
Aon
BCE
British Airways
Carnival
Castrol India
China Mobile (Hong Kong)
Compal Electronics
Dai-Tokyo Fire and Marine Insurance
De Beers Consolidated Mines
Deutsche Lufthansa
Disney
Dominion Resources
Electrabel
Essilor
Fannie Mae
Great Eagle Holdings
HKR International
Hellenic Bottling
Hon Hai Precision Industry
IHC Caland
Innogy Holdings
Investor
J D Wetherspoon
Kerry Properties
KirchPayTV
Korea Deposit Insurance
Mitsui Marine and Fire Insurance
National Grid Group
New World Development
Nichido Fire and Marine Insurance
Nippon Fire & Marine Insurance
NiSource
OneSteel
ONI Systems
P&O Princess Cruises
Palm
Pengrowth Energy Trust
Qantas Airways
Radio One
Samsung SDI
Sasol
Seikoh Giken
Shinhan Bank
Sprint FON Group
StorageNetworks
Taiwan Semiconductor Manufacturing
Tokyo Gas
TOTO
UnitedGlobalCom
WorldCom
XL Capital
Yapi ve Kredi Bankasi
Yasuda Fire and Marine Insurance


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE MAY 31, 2000

AAPT
Acer
Airtours
L'Air Liquide
Albertson's
Anglogold
AT&T Liberty Media
Autoliv
Ayala
Baker Hughes
BANK ONE
Banque Nationale de Paris
Cadence Design Systems
Canadian Imperial Bank of Commerce
Champion International
Coca-Cola Beverages
Columbia Energy Group
EMI Group
Fort James
France Telecom
Hasbro
Hellenic Telecommunications Organization
Hyder
Ingram Micro
Intel
ISS-International Service System
J.C. Penney
Koninklijke Philips Electronics
Lend Lease
MYCAL
NEC
ProSieben Media
SFX Entertainment
Seat Pagine Gialle
Siemens
Telefonica de Argentina
Teleglobe
Tesco
Thames Water
3Com
Thyssen Krupp
TNT Post Groep
Toshiba
Volvo
Williams
Wilmington Trust
Xerox




Capital World Growth and Income Fund
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at November 30, 2000                                                     (dollars in  millions)

Assets:
Investment securities at market
 (cost: $9,447.736)                                                                       $10,787.463
Cash                                                                                             .166
Receivables for--
 Sales of investments                                                        $27.944
 Sales of fund's shares                                                        8.247
 Dividends and interest                                                       32.019           68.210
                                                                                           10,855.839
Liabilities:
Payables for--
 Purchases of investments                                                     62.980
 Repurchases of fund's shares                                                 10.630
 Management services                                                           3.770
 Other expenses                                                                7.709           85.089
Net Assets at November 30, 2000--                                                         $10,770.750
 (authorized capital stock--400,000,000 shares)

Class A shares, $.01 par value
 Net assets                                                                               $10,715.505
 Shares outstanding                                                                       378,833,809
 Net asset value per share                                                                     $28.29
Class B shares, $.01 par value
 Net assets                                                                                   $55.245
 Shares outstanding                                                                         1,958,478
 Net asset value per share                                                                     $28.21



STATEMENT OF OPERATIONS
for the year ended November 30, 2000                                     (dollars in  millions)

Investment Income:
Income:
 Dividends                                                                  $233.216
 Interest                                                                     84.672         $317.888

Expenses:
 Management services fee                                                      46.677
 Distribution expenses - Class A                                              26.915
 Distribution expenses - Class B                                                .218
 Transfer agent fee - Class A                                                  8.453
 Transfer agent fee - Class B                                                   .020
 Reports to shareholders                                                        .311
 Registration statement and prospectus                                          .581
 Postage, stationery and supplies                                              1.107
 Directors' fees                                                                .157
 Auditing and legal fees                                                        .066
 Custodian fee                                                                 2.956
 Taxes other than federal income tax                                            .181
 Other expenses                                                                 .143           87.785
 Net investment income                                                                        230.103

Realized Gain and Change in Unrealized
 Appreciation on Investments:
Net realized gain                                                                           1,266.809
Net change in unrealized
 appreciation on investments                                                                 (868.723)
 Net realized gain and change in
  unrealized appreciation
  on investments                                                                              398.086
Net Increase in Net Assets Resulting
 from Operations                                                                             $628.189









STATEMENT OF CHANGES IN NET ASSETS                                       (dollars in  millions)

                                                                                Year ended
                                                                            November 30,
                                                                                 2000             1999
Operations:
Net investment income                                                    $   230.103      $   178.443
Net realized gain on investments                                           1,266.809          707.262
Net change in unrealized appreciation
 on investments                                                             (868.723)         725.617
 Net increase in net assets
  resulting from operations                                                  628.189        1,611.322
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                   (212.305)        (161.528)
  Class B                                                                      (.277)               -
Distributions from net realized gains on investments
  Class A                                                                   (688.963)        (719.208)
  Class B                                                                          -                -
Total dividends and distributions                                           (901.545)        (880.736)

Capital Share Transactions:
 Proceeds from shares sold                                                 1,447.182        1,019.018
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                          855.874          839.704
 Cost of shares repurchased                                               (1,280.594)      (1,082.210)
 Net increase in net assets resulting from                                 1,022.462          776.512
  capital share transactions
Total Increase in Net Assets                                                 749.106        1,507.098

Net Assets:
Beginning of year                                                         10,021.644        8,514.546
End of year (including
 undistributed net investment
 income: $32.684 and $17.182
 respectively)                                                           $10,770.750      $10,021.644

See Notes to Financial Statements


Capital World Growth and Income Fund
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.
Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security. The fund does not amortize premiums on fixed-income securities.

On December 1, 2001 the fund will begin amortizing premium on fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the fund's net asset value and will result in only minor changes to the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, certain transfer agent fees and any other applicable class-specific expenses are accrued daily and charged to the applicable share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 2000, such non-U.S. taxes were $16,004,000.

Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $131,000 for the year ended November 30, 2000.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of November 30, 2000, net unrealized appreciation on investments for federal income tax purposes aggregated $1,336,360,000; $2,237,702,000 related to appreciated securities and $901,342,000 related to depreciated securities. During the year ended November 30, 2000, the fund realized, on a tax basis, a net capital gain of $1,267,103,000 on securities transactions. In addition, the fund has deferred, for tax purposes, to fiscal year ending November 30, 2001, the recognition of losses relating to non-U.S. currency transactions totaling $45,000 which were realized during the period November 1, 2000 through November 30, 2000. Net losses related to non-U.S. currency transactions and other tax adjustments of $249,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $9,451,103,000 at November 30, 2000.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $46,677,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Board of Directors approved an amended agreement effective September 14, 2000. An additional breakpoint was added for net assets in excess of $17,000,000,000 and the annual rate was decreased for assets in excess of $17,000,000,000. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following rates and net asset levels:

                   NET ASSET LEVEL (IN       BILLIONS)

RATE               IN EXCESS OF              UP TO

0.600%             $0.0                      $0.5

0.500              0.5                       1.0

0.460              1.0                       1.5

0.430              1.5                       2.5

0.410              2.5                       4.0

0.400              4.0                       6.5

0.395              6.5                       10.5

0.390              10.5                      17.0

0.385              17.0


DISTRIBUTION EXPENSES - American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, received $4,231,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended November 30, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.30% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.30% of net assets. Also included are monthly reimbursements to AFD for commissions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted only to the extent that the fund's overall 0.30% annual expense limit is not exceeded. For the year ended November 30, 2000 aggregate distribution expenses were $26,915,000, or 0.24% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended November 30, 2000, aggregate distribution expenses were $218,000, or 1.00% of net assets attributable to Class B shares.

As of November 30, 2000 accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $6,107,000 and $45,000, respectively.

TRANSFER AGENT FEE - A fee of $8,473,000 was incurred during the year ended November 30, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $335,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,206,152,000 and $4,737,509,000, respectively, during the year ended November 30, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended November 30, 2000, the custodian fee of $2,956,000 includes $70,000 that was paid by these credits rather than in cash.

The fund reclassified $2,019,000 from undistributed net investment income to undistributed net realized gains and $74,746,000 from undistributed net realized gains to additional paid-in capital for the year ended November 30, 2000, as a result of permanent differences between book and tax.

As of November 30, 2000, net assets consisted of the following:

                                                              (dollars in millions)
Capital paid in on shares of capital stock                               $8,205.506
Undistributed net investment income                                          32.684
Accumulated net realized gain                                             1,193.174
Net unrealized appreciation                                               1,339.386
Net assets                                                              $10,770.750



Capital share transactions in the fund were as follows:

                                 Year ended November 30, 2000              Year ended November 30, 1999
                                   Amount (millions)           Shares        Amount (millions)           Shares
Class A Shares:
  Sold                                    $1,387.809       46,706,642               $1,019.018       37,818,271
  Reinvestment of                            855.605       30,047,258                  839.704       33,918,618
   dividends and
   distributions
  Repurchased                             (1,279.509)     (43,089,031)              (1,082.210)     (40,235,519)
     Net increase in                         963.905       33,664,869                  776.512       31,501,370
     Class A

Class B Shares:*
  Sold                                        59.373        1,986,461                        -               -
  Reinvestment of                                .269           9,009                        -               -
   dividends and
   distributions
  Repurchased                                 (1.085)         (36,992)                       -               -
     Net increase in                          58.557        1,958,478                        -               -
     Class B
Total net increase                        $1,022.462       35,623,347                 $776.512       31,501,370
in fund


* Class B shares were
  not offered before
  March 15, 2000.





PER-SHARE DATA AND RATIOS (1)
                                                                                    Net
                                         Net asset                       gains/(losses)
                                            value,              Net       on securities   Total from
                                         beginning       investment      (both realized   investment
Year ended                                 of year           income     and unrealized)   operations
Class A:
                                 2000        $29.03        $.62 /2/           $1.20 /2/         $1.82
                                 1999         27.15              .48                4.17        4.65
                                 1998         25.89              .59                3.12        3.71
                                 1997         23.77              .64                3.04        3.68
                                 1996         20.22              .70                3.91        4.61
Class B:
                                 2000         29.57        0.32 /2/          (1.41) /2/        (1.09)


PER-SHARE DATA AND RATIOS (1)

                                         Dividends
                                        (from net     Distributions                       Net asset
                                        investment    (from capital               Total   value, end
Year ended                                 income)           gains)       distributions      of year
Class A:
                                 2000        $(.58)          $(1.98)             $(2.56)       $28.29
                                 1999         (.48)           (2.29)              (2.77)        29.03
                                 1998         (.58)           (1.87)              (2.45)        27.15
                                 1997         (.65)            (.91)              (1.56)        25.89
                                 1996         (.72)            (.34)              (1.06)        23.77
Class B:
                                 2000         (.27)               -                (.27)        28.21


PER-SHARE DATA AND RATIOS (1)

                                                                              Ratio of     Ratio of
                                                        Net assets,            expenses   net income
                                            Total       end of year          to average   to average
Year ended                                  return    (in millions)          net assets   net assets
Class A:
                                 2000         6.37%         $10,716                 .79%        2.08%
                                 1999         19.08           10,022                 .79         1.93
                                 1998         15.51            8,515                 .78         2.25
                                 1997         16.36            7,207                 .82         2.53
                                 1996         23.67            5,139                 .85         3.28
Class B:
                                 2000        (3.73)               55           1.55 /4/     1.45 /4/


PER-SHARE DATA AND RATIOS (1)


                                         Portfolio
                                          turnover
Year ended                                    rate
Class A:
                                 2000   41.14% /3/
                                 1999         33.90
                                 1998         39.44
                                 1997         32.41
                                 1996         30.18
Class B:
                                 2000    41.14/3/

/1/ The periods 1996 through 2000 represents, for Class A shares, fiscal years ended November 30. The period ended 2000 represents, for Class B shares, the 260-day period ended November 30, 2000.
    Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
/2/ Based on average shares outstanding.
/3/ Represents portfolio turnover rate (equivalent for all share classes) for the year ended November 30, 2000.
/4/ Annualized.


Report of Independent Accountants

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California

December 29, 2000



2000 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended November 30, 2000, the fund paid a long-term capital gain distribution of $688,963,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended November 30, 2000 is $15,709,000. Foreign source income earned by the fund for the fiscal year ended November 30, 2000 was $222,062,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 33% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

The American Funds Group(r)

CAPITAL WORLD GROWTH AND INCOME FUND

BOARD OF DIRECTORS

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

Gina H. Despres
Washington, D.C.
President of the fund
Senior Vice President,
Capital Research and Management Company

Paul G. Haaga, Jr.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

Mary Myers Kauppila
Boston, Massachusetts
Private investor; former owner and President, Energy Investment, Inc.

Gail L. Neale
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the
Salzburg Seminar

Robert J. O'Neill, Ph.D.
Oxford, England
Chichele Professor of the History of War;
Fellow of All Souls College, University of Oxford

Donald E. Petersen
Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

Stefanie Powers
Beverly Hills, California
Actor; Founder and President,
The William Holden Wildlife Foundation

Frank Stanton
New York, New York
Retired; former President, CBS Inc. (1946-1973)

Charles Wolf, Jr., Ph.D.
Santa Monica, California
Senior Economic Adviser and Corporate
Fellow in International Economics,
The RAND Corporation


OTHER OFFICERS

Stephen E. Bepler
New York, New York
Executive Vice President of the fund
Senior Vice President,
Capital Research Company

Mark E. Denning
London, England
Senior Vice President of the fund
Director, Capital Research and
Management Company

Gregg E. Ireland
Washington, D.C.
Senior Vice President of the fund
Senior Vice President, Capital Research and
Management Company

Janet A. McKinley
New York, New York
Senior Vice President of the fund
Director, Capital Research and
Management Company

Carl M. Kawaja
San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

Vincent P. Corti
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

R. Marcia Gould
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company


OFFICES OF THE FUND AND OF
THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

CLASS A AND B SHARES - THERE ARE TWO WAYS TO INVEST IN CAPITAL WORLD GROWTH AND INCOME FUND. CLASS A SHARES ARE SUBJECT TO A 5.75% MAXIMUM UP-FRONT SALES CHARGE THAT DECLINES FOR ACCOUNTS OF $25,000 OR MORE. CLASS B SHARES, WHICH ARE NOT AVAILABLE FOR CERTAIN EMPLOYER-SPONSORED RETIREMENT PLANS, HAVE NO UP-FRONT CHARGE. THEY ARE, HOWEVER, SUBJECT TO ADDITIONAL EXPENSES OF APPROXIMATELY 0.75% A YEAR OVER THE FIRST EIGHT YEARS OF OWNERSHIP. IF REDEEMED WITHIN SIX YEARS, THEY MAY ALSO BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (5% MAXIMUM) THAT DECLINES OVER TIME.

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF CAPITAL WORLD GROWTH AND INCOME FUND, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER MARCH 31, 2001, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Printed on recycled paper
Litho in USA CDA/CG/4915
Lit. No. WGI-011-0101